THE
                                    OSTERWEIS
                                      FUND

--------------------------------------------------------------------------------

                                 ANNUAL REPORT




--------------------------------------------------------------------------------
                               For the Year Ended
                                 March 31, 2000

                                       THE
                                    OSTERWEIS
                                      FUND

May 2, 2000

Dear Shareholders,

During the first quarter of 2000, The Osterweis Fund (the "Fund") continued to outperform the overall stock market as it had last year. The Fund had a total return of 9.87% versus 2.29% for the Standard & Poor's 500 Index. For the twelve months ended March 31, 2000, the Fund had a total return of 63.16% versus 17.94% for the Standard & Poor's 500 Index. Both for the quarter and the past twelve months, our superior returns reflected the exceptional performance of several key holdings.

Beginning in the first quarter, we began to scale back our larger positions. Not only had they grown to be a greater percentage of our portfolio, but also they had also reached valuation levels that could no longer be regarded inexpensive. We reinvested proceeds from the sales into other stocks that we regarded as undervalued relative to their prospects for accelerating earnings and cash flows. We wish we had moved more aggressively. Subsequent to the end of the first quarter of 2000, the market began a correction that has proven quite violent, taking its greatest toll on stocks that had been the previous big winners - ours included. As a result, the Fund has given back all of the first quarter gains and, through May 1, 2000, is now up 1.1% from the end of 1999.

Where does the stock market go from here? On an overall basis we believe that the correction probably has further to go in order to rectify the extreme valuation disparity between "new economy" and "old economy" stocks. Given the bubble-like valuation of the former, it is likely that the gods will demand human sacrifice before the bull market can resume.

Corrections are a normal feature of any market. They are necessary to wring out excesses and allow for a resumption of healthy growth. For investors with long-term horizons, corrections should be viewed as much for the opportunities they create as for the risks they entail.

As we discussed, we have been shifting assets from the more overvalued sectors to the more undervalued. The recent market correction has further reduced overvaluation in our portfolio. Consequently, we believe our portfolio is now well balanced among various sectors with favorable growth and valuation characteristics. On a short-term basis, no one can predict what the market will do. But over the long-term, one can be reasonably confident that companies with sustainable, growing cash flows will prove to be good or possibly spectacular investments if purchased at reasonable valuations.

The strength of the U.S. economy suggests that the current stock market correction is cyclical and that the long term secular bull market will resume once speculation and overvaluation are wrung out of the "new economy" bubble. In contrast to the overvalued tech sector of the market, there are many very attractively priced stocks. Eventually, money will flow from the overvalued to the undervalued sectors. We regard the current correction as a necessary transition to a more rational investment climate, and we remain confident that our focus on attractively valued companies with growing cash flows will continue to prove rewarding over time.

                                        Sincerely,

                                        /s/ John S. Osterweis

                                        John S. Osterweis

--------------------------------------------------------------------------------
The Osterweis Fund's annualized total return from its inception on October 1, 1993 through March 31, 2000 was 23.11%. The annualized returns for the one and five year periods ending on March 31, 2000 were 63.16% and 29.22%, respectively. Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their cost. The Osterweis Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

                               The Osterweis Fund
                       Value of $10,000 vs S&P 500 Index

                          Average Annual Total Return
                          Period Ended March 31, 2000

                       1 Year ......................63.16%
                       5 Year ......................29.22%
                       Since Inception (10/1/93)....23.11%


                     The Osterweis Fund       S&P 500 Index w/inc
                     ------------------       -------------------
 10/1/93                  $10,000                   $10,000
12/31/93                   10,444                    10,179
 3/31/94                   10,304                     9,789
 6/30/94                   10,355                     9,824
 9/30/94                   10,761                    10,313
12/31/94                   10,323                    10,309
 3/31/95                   10,707                    11,312
 6/30/95                   11,401                    12,391
 9/30/95                   12,106                    13,375
12/31/95                   11,849                    14,178
 3/31/96                   12,376                    14,942
 6/30/96                   12,991                    15,602
 9/30/96                   13,269                    16,091
12/31/96                   13,758                    17,438
 3/31/97                   13,812                    17,900
 6/30/97                   15,903                    21,019
 9/30/97                   17,351                    22,596
12/31/97                   17,645                    23,252
 3/31/98                   20,134                    26,494
 6/30/98                   20,264                    27,352
 9/30/98                   16,982                    24,638
12/31/98                   20,931                    29,896
 3/31/99                   23,596                    31,374
 6/30/99                   27,299                    33,589
 9/30/99                   26,643                    31,490
12/31/99                   35,039                    36,176
 3/31/00                   38,499                    37,004

Past performance is not predictive of future performance. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
             COMMON STOCKS: 84.3%
             Beverages - Alcoholic: 1.4%
 10,800      Anheuser-Busch Companies, Inc.                           $  672,300
                                                                      ----------
             Business Services: 5.6%
 23,666      ACNielsen Corporation*                                      532,485
 55,000      Convergys Corp.*                                          2,124,375
  3,400      The ServiceMaster Company                                    38,250
                                                                      ----------
                                                                       2,695,110
                                                                      ----------
             Consumer Products: 2.8%
 11,400      Kimberly-Clark Corporation                                  638,400
 54,000      Playtex Products, Inc.*                                     702,000
                                                                      ----------
                                                                       1,340,400
                                                                      ----------
             Cosmetics: 1.1%
 18,480      Avon Products, Inc.                                         537,075
                                                                      ----------
             Direct Marketing: 4.3%
 50,000      ValueVision International, Inc., Class A*                 2,068,750
                                                                      ----------
             Electronic Components - Misc: 2.0%
 40,000      Universal Electroinics Inc.*                                970,000
                                                                      ----------
             Energy: 1.2%
 58,894      Santa Fe Snyder Corp.*                                      566,855
                                                                      ----------
             Financial Services: 2.0%
 24,900      GATX Corp.                                                  946,200
                                                                      ----------
             Independent Power Producer: 7.2%
 36,800      Calpine Corporation*                                      3,459,200
                                                                      ----------
             Insurance - Property/Casualty: 3.6%
 31,000      XL Capital Ltd.                                           1,716,625
                                                                      ----------
             Manufacturing - Diversified: 2.1%
 60,000      Owens-Illinois, Inc.*                                     1,012,500
                                                                      ----------
             Media and Broadcasting: 22.4%
 26,119      CBS Corporation*                                         $1,478,988
 53,200      Echostar Communications Corp.*                            4,202,800
 15,000      Pegasus Communications Corp.*                             2,111,250
 40,100      Primedia, Inc.*                                           1,283,200
 46,800      Westwood One, Inc.*                                       1,696,500
                                                                      ----------
                                                                      10,772,738
                                                                      ----------
             Medical: 2.4%
 85,000      Manor Care, Inc.*                                         1,147,500
                                                                      ----------
             Oil Field Services: 1.8%
108,000      Newpark Resources, Inc.*                                    864,000
                                                                      ----------
             Pharmaceutical: 3.0%
 17,000      Forest Laboratories, Inc.*                                1,436,500
                                                                      ----------
             Pipelines: 4.2%
 58,600      Kinder Morgan, Inc.                                       2,021,700
                                                                      ----------
             Real Estate: 1.8%
 48,800      Crescent Real Estate
             Equities Company                                            854,000
                                                                      ----------
             Remediation Services: 1.7%
110,405      The IT Group, Inc.*                                         834,938
                                                                      ----------
             Resorts/Theme Parks: 2.6%
 60,000      Premier Parks Inc.*                                       1,260,000
                                                                      ----------
             Telecommunications: 11.1%
 29,800      American Tower Corp., Class A                             1,471,375
 26,970      CoreComm, Inc.*                                           1,186,680
 28,541      NTL Inc.*                                                 2,648,985
                                                                      ----------
                                                                       5,307,040
                                                                      ----------
             Total Common Stocks (Cost $18,663,023)                   40,483,431
                                                                      ----------

Principal
 Amount                                                                  Value
--------------------------------------------------------------------------------
             U. S. GOVERNMENT AND
             GOVERNMENT AGENCY OBLIGATIONS: 7.6%
$500,000     Federal Farm Credit Bank, 5.560%, 4/3/2000             $   500,000
 500,000     Federal Farm Credit Bank, 5.670%, 5/1/2000                 500,000
 500,000     Federal Farm Credit Bank, 6.250%, 10/2/2000                500,000
 850,000     Federal Home Loan Bank, 5.640%, 4/24/2000                  846,937
 300,000     Federal Home Loan Bank, 5.720%, 7/21/2000                  294,523
 250,000     U.S. Treasury Bond, 6.250%, 1/31/2002                      248,750
 500,000     U.S. Treasury Notes, 5.500%, 7/31/2001                     493,281
 250,000     U.S. Treasury Notes, 6.625%, 3/31/2002                     250,469
                                                                    -----------
             Total U. S. Government and Government Agency
              Obligations (Cost $3,639,518)                           3,633,960
                                                                    -----------

             REPURCHASE AGREEMENT: 9.2%
             $4,438,000 Firstar Bank Repurchase Agreement, 3.75%,
              dated 3/31/2000, due 4/3/2000, collateralized by
              $4,526,520 FHLMC ARM, 6.319% due 9/1/2029 (value
              of proceeds $4,439,387) (Cost $4,438,000)             $ 4,438,000
                                                                    -----------

             Total Investments in Securities
              (Cost $26,740,541+): 101.1%                            48,555,391
             Liabilities in excess of Other Assets: (1.1%)             (529,391)
                                                                    -----------

             Net Assets: 100.0%                                     $48,026,000
                                                                    ===========

* Non-income producing security.

+ At March 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation       $23,119,544
          Gross unrealized depreciation        (1,304,694)
                                              -----------
          Net unrealized appreciation         $21,814,850
                                              ===========

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2000

ASSETS
  Investments in securities, at value (cost $26,740,541) ........    $48,555,391
  Cash ..........................................................            284
  Receivables:
     Dividends and interest .....................................         29,602
     Fund shares sold ...........................................         16,531
  Prepaid expenses ..............................................            569
                                                                     -----------
        Total assets ............................................     48,602,377
                                                                     -----------
LIABILITIES
  Payables:
     Investment securities purchased ............................        500,000
     Advisory fees ..............................................         39,038
     Administration fees ........................................          8,716
  Accrued expenses ..............................................         28,623
                                                                     -----------
        Total liabilities .......................................        576,377
                                                                     -----------
  NET ASSETS ....................................................    $48,026,000
                                                                     ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($48,026,000 /1,783,081 shares outstanding; unlimited
   number of shares authorized without par value) ...............    $     26.93
                                                                     ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................    $22,948,381
  Accumulated net realized gain on investments ..................      3,262,769
  Net unrealized appreciation on investments ....................     21,814,850
                                                                     -----------
        Net assets ..............................................    $48,026,000
                                                                     ===========


See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2000

INVESTMENT INCOME
  Income
    Interest ..................................................    $    204,994
    Dividends .................................................         167,605
    Other .....................................................          13,501
                                                                   ------------
      Total income ............................................         386,100
                                                                   ------------
  Expenses
    Advisory fees .............................................         355,496
    Administration fees .......................................          71,099
    Accounting fees ...........................................          23,370
    Audit fees ................................................          21,357
    Custody fees ..............................................          14,088
    Transfer agent fees .......................................          11,031
    Trustee fees ..............................................           5,983
    Reports to shareholders ...................................           4,549
    Miscellaneous .............................................           3,781
    Legal fees ................................................           3,160
    Insurance expense .........................................           1,379
    Registration expense ......................................           1,104
    Amortization of deferred organization costs ...............              42
                                                                   ------------
      Total expenses ..........................................         516,439
      Add: expenses recouped by advisor .......................          41,723
                                                                   ------------
      Net expenses ............................................         558,162
                                                                   ------------
         NET INVESTMENT LOSS ..................................        (172,062)
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on investments ............................       4,929,959
  Net unrealized appreciation on investments ..................      12,967,001
                                                                   ------------

      Net realized and unrealized gain on investments .........      17,896,960
                                                                   ------------

         NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS ..........................................    $ 17,724,898
                                                                   ============

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended        Year Ended
                                                March 31, 2000    March 31, 1999
                                                --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .......................... $   (172,062)     $    (55,922)
  Net realized gain on investments .............    4,929,959         2,972,398
  Net unrealized appreciation on investments ...   12,967,001           591,074
                                                 ------------      ------------
    NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...........................   17,724,898         3,507,550
                                                 ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS

  From net investment income ...................           (9)             (123)
  From net realized gain .......................   (3,109,201)       (1,971,361)
                                                 ------------      ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........   (3,109,210)       (1,971,484)
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS

  Net increase in net assets derived from net
    change in outstanding shares (a) ...........    8,284,669         1,148,695
                                                 ------------      ------------
    TOTAL INCREASE IN NET ASSETS ...............   22,900,357         2,684,761

NET ASSETS

  Beginning of year ............................   25,125,643        22,440,882
                                                 ------------      ------------
  END OF YEAR .................................. $ 48,026,000      $ 25,125,643
                                                 ============      ============

(a)  A summary of capital share transactions is as follows:

                                     Year Ended                Year Ended
                                   March 31, 2000             March 31, 1999
                               ----------------------    ----------------------
                                Shares       Value        Shares       Value
                               --------   -----------    --------   -----------
Shares sold                     395,770   $ 8,379,354     107,134   $ 1,798,786
Shares issued in reinvestment
 of distribution                137,309     3,064,724     130,725     1,936,033
Shares redeemed                (148,518)   (3,159,409)   (160,144)   (2,586,124)
                               --------   -----------    --------   -----------
Net increase                    384,561   $ 8,284,669      77,715   $ 1,148,695
                               ========   ===========    ========   ===========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                               Year Ended March 31,
                                                 --------------------------------------------------
                                                  2000       1999       1998       1997       1996
                                                 ------     ------     ------     ------     ------
Net asset value, beginning of year               $17.97     $16.99     $12.88     $11.74     $10.33
                                                 ------     ------     ------     ------     ------
Income from investment operations:
 Net investment income (loss) ..............      (0.10)     (0.04)      0.02       0.08       0.12
 Net realized and unrealized gain on
  investments ..............................      11.04       2.62       5.61       1.27       1.48
                                                 ------     ------     ------     ------     ------
Total from investment operations ...........      10.94       2.58       5.63       1.35       1.60
                                                 ------     ------     ------     ------     ------
Less distributions:
  From net investment income ...............      (0.00)      0.00      (0.05)     (0.08)     (0.19)
  From net realized gain ...................      (1.98)     (1.60)     (1.47)     (0.13)      0.00
                                                 ------     ------     ------     ------     ------
Total distributions ........................      (1.98)     (1.60)     (1.52)     (0.21)     (0.19)
                                                 ------     ------     ------     ------     ------
Net asset value, end of year ...............     $26.93     $17.97     $16.99     $12.88     $11.74
                                                 ======     ======     ======     ======     ======

Total return ...............................      63.16%     17.20%     45.77%     11.60%     15.59%

Ratios/supplemental data:
  Net assets, end of year (millions)........     $ 48.0     $ 25.1     $ 22.4     $ 16.5     $ 16.9

Ratio of expenses to average net assets:
 Before fees waived and expenses
  absorbed or recouped .....................       1.45%      1.69%      1.67%      1.75%      1.77%
 After fees waived and expenses
  absorbed or recouped .....................       1.57%      1.75%      1.75%      1.75%      1.75%

Ratio of net investment income (loss)
 to average net assets:
 Before fees waived and expenses
  absorbed or recouped .....................      (0.36)%    (0.21)%     0.21%      0.63%      1.47%
 After fees waived and expenses
  absorbed or recouped .....................      (0.48)%    (0.27)%     0.13%      0.63%      1.49%

  Portfolio turnover rate ..................      38.58%     31.19%     26.27%     41.30%     57.32%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Osterweis Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on October 1, 1993. The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended March 31, 2000, the Fund decreased paid-in capital by $172,062 due to the Fund experiencing a net investment loss during the year. Accumulated net realized gain on investments and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2000, Osterweis Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 2000, the Fund incurred $355,496 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.75% of average daily net assets. Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended March 31, 2000, the Advisor recouped $41,723 of such expenses it previously reimbursed to the Fund.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million          $30,000
     $15 to $50 million         0.20% of average daily net assets
     $50 to $100 million        0.15% of average daily net assets
     $100 to $150 million       0.10% of average daily net assets
     Over $150 million          0.05% of average daily net assets

     For  the  year  ended  March  31,  2000,  the  Fund  incurred   $71,099  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor. As of March 31, 2000, the Fund shares owned by the Fund's Advisor and its affiliates totaled 245,019 shares, out of 1,783,081.

 NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for the year ended March 31, 2000, were $13,803,281 and $12,008,171, respectively.

     For the year ended March 31, 2000, the cost of purchase and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $1,012,585 and $0, respectively.

NOTE 5 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

================================================================================

                                     Advisor
                        OSTERWEIS CAPITAL MANAGEMENT, INC.
                          One Maritime Plaza, Suite 800
                         San Francisco, California 94111

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                           AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                              Independent Auditors
                                ERNST & YOUNG LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                        San Francisco, California 94104

================================================================================
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.